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                         SMITH BARNEY INVESTMENT TRUST
                               on behalf of the
                       Smith Barney Classic Values Fund
                   Supplement dated January 28, 2004 to the
                      Prospectus dated February 10, 2003

   The fund will reopen its Class L shares to new investors effective February 2, 2004.

   The following text amends the sections entitled "Fee table," "Choosing a class of shares to buy" and "Sales charges--Class L shares (available through certain Service Agents)" in each of the currently effective Prospectuses for each of the Funds listed below and the section entitled "Purchase of Shares--Class L shares" in the currently effective Statement of Additional Information for each of the Funds listed below.

   Effective February 2, 2004, the 1% initial sales charge on Class L shares will no longer be imposed. This means that you may buy Class L shares at the net asset value and that all of your purchase amount will be immediately invested in Class L shares. This may help offset the higher expenses of Class L shares, but only if a fund performs well. Class L shares do not convert into another class of shares.

   You will continue to pay a deferred sales charge of 1% if you redeem your Class L shares within one year of purchase.

   Service Agents selling Class L shares will receive a commission of up to 1.00% of the Class L shares they sell. Service Agents will continue to receive an annual fee of up to 1.00% of the average daily net assets represented by the Class L shares serviced by them, with such fee starting in the thirteenth month after purchase.

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